UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08268

Firsthand Funds

(Exact name of registrant as specified in charter)

150 Almaden Blvd., Suite 1250
San Jose, CA 95113

(Address of principal executive offices) (Zip code)

SiVest Group, Incorporated

150 Almaden Blvd., Suite 1250
San Jose, CA 95113

(Name and address of agent for service)

Registrant's telephone number, including area code: (408) 624-9527

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CONTENTS

Performance Summary	2
President’s Letter	4
Shareholder Fee Example	6
Performance and Portfolio Discussion	8
Audit Letter	14
Portfolio of Investments	15
Statements of Assets and Liabilities	19
Statements of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	23
Notes to Financial Statements	25
Additional Information	38

PERFORMANCE SUMMARY

Period Returns (Average Annual Total Returns as of 12/31/17)

FUND	1-YEAR	3-YEAR	5-YEAR	10-YEAR	GROSS EXPENSE RATIO*
Firsthand Technology Opportunities Fund	55.45%	19.78%	19.87%	12.81%	1.86%
Firsthand Alternative Energy Fund	27.35%	1.41%	15.06%	-4.69%	2.15%
NASDAQ Composite Index	29.73%	14.83%	19.50%	11.35%	•
S&P 500 Index	21.82%	11.40%	15.77%	8.48%	•
WilderHill Clean Energy Index	39.81%	-0.82%	5.15%	-15.05%	•

*	After fee waivers, Firsthand Technology Opportunities Fund’s total net operating expenses are 1.85% and Firsthand Alternative Energy Fund’s total net operating expenses are 1.98%. Please see the Fund’s prospectus for more information about fund expenses.

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www. firsthandfunds.com.

The Nasdaq Composite Index (NASDAQ) is a capitalization-weighted index of all common stocks listed with NASDAQ. The Standard & Poor’s 500 Index (S&P 500) is a market-weighted index of 500 stocks of well-established companies. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance. The WilderHill Clean Energy Index is a market-weighted index of 58 companies in the cleaner fuel, energy conversion, energy storage, greener utilities, power delivery and conservation, and renewable energy harvesting sectors. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. You cannot invest directly in an index.

2	2017 Annual Report

Returns Since Inception (Average Annual Total Returns as of 12/31/17)

FUND (INCEPTION DATE)	AVERAGE ANNUAL TOTAL RETURNS	NASDAQ COMPOSITE INDEX	S&P 50 0 INDEX	WILDERHILL CLEAN ENERGY INDEX
Firsthand Technology Opportunities Fund (9/30/99)	2.50%	6.20%	6.12%	•
Firsthand Alternative Energy Fund (10/29/07)	-3.81%	10.51%	7.86%	-14.09%

Each Fund may invest in small-capitalization companies and Initial Public Offerings (“IPOs”). These investments will be more volatile than investments in large-capitalization companies and loss of principal could be greater. The Funds may invest in foreign securities, which will be subject to greater risks than investing in domestic securities. Because the Funds are not diversified, they can take larger positions in fewer companies, increasing their risk profile. The Funds invest in several industries within the technology sector and the relative weightings of these industries in a Fund’s portfolio may change at any time.

Holdings by Industry - % of Net Assets (as of 12/31/17)

INDUSTRY	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Advanced Materials	•	7.2%
Advertising Technology	•	•
Automotive	2.5%	3.2%
Basic Materials	•	•
Building Automation	•	•
Communications	4.1%	•
Communications Equipment	•	•
Computer	1.3%	•
Computer Storage Devices	1.3%	•
Consumer Electronics	0.5%	•
Electrical Equipment	•	3.2%
Energy Efficiency	•	11.9%
Engineering Service	•	3.3%
Environmental Services	•	1.1%
Industrials	1.3%	7.2%
Intellectual Property	•	0.0%
Internet	33.9%	•
Materials	•	3.0%
Networking	23.9%	•
Other Electronics	•	10.6%
Renewable Energy	•	34.3%
Semiconductors	3.9%	7.2%
Social Networking	7.9%	•
Software	10.4%	•
Waste & Environment Service	•	2.9%
Investment Company	9.2%	4.9%
Net Other Liabilities	(0.2)%	(0.0)%

Portfolio holdings are subject to change.

www.firsthandfunds.com	3

PRESIDENT’S LETTER

Fellow Shareholders,

2017 was a tremendous year for technology stocks, with the NASDAQ Composite Index briefly touching 7,000 and finishing 2017 up 29.73%, and the S&P 500 gaining 21.82%. The Dow Jones Industrial Average hit 70 record high closes during the year, and finished up 25.08%. All three indices had their best annual returns since 2013. Firsthand Technology Opportunities Fund also had an outstanding year, finishing the full year up 55.45% and solidly beating its benchmarks. Firsthand Alternative Energy Fund also outperformed the S&P 500, returning 27.35% for the year, but underperformed its primary benchmark the WilderHill Clean Energy Index, which gained 39.81% in 2017.

You can read more about individual contributors to both funds’ performance on pages 8-12.

Firsthand Technology Opportunities Fund

Blue chip stocks generally drive the market. However, we believe it’s important to bear in mind that while technology companies certainly don’t get old overnight, eventually they do. That’s why we have increased Firsthand Technology Opportunities Fund’s exposure to the next generation of growth companies—companies like Arista (ANET), Nutanix (NTNX), and Workday (WDAY), which turned in solid performances in 2017, up 143.44%, 32.83%, and 53.94%, respectively. These younger, more-nimble players are beginning to outshine their stalwart rivals as we witness what I think can be called a changing of the guard in several industries. Arista, fueled by demand for leading-edge networking equipment, is challenging Cisco (CSCO); Nutanix is giving virtualization software leader VMWare (VMW) a run for its money; and Workday is chasing Oracle (ORCL) in the human capital management (HCM) cloud space.

Of course, this isn’t to say there aren’t still gains to be made in traditional marquis names. This year was also a solid one for the so-called FAANG stocks—Facebook (FB), Amazon (AMZN), Apple (AAPL), Netflix (NFLX), and Google (GOOG). Facebook, Amazon, and Netflix were all leading contributors to Firsthand Technology Opportunities Fund, but we were a bit early in deemphasizing Apple and missed out on some of the upside there in 2017.

Although we sold our positions in both Sina (SINA) and Weibo (WB), Chinese tech companies continue to constitute a significant portion of Firsthand Technology Opportunities Fund’s portfolio (17.9% at year end). Tencent Holdings (TECHY) was one of the top contributors to performance for Firsthand Technology Opportunities Fund in 2017, gaining 114.82%, fueled by growth in its WeChat messaging platform. Alibaba (BABA) was also a strong contributor to the Fund (up 96.37% for the year), driven by continued worldwide growth in ecommerce.

Interesting disruptions are always on the horizon in the technology industry. Clearly, 2017 was a remarkable year for blockchain/cryptocurrency, virtual reality (VR), and artificial intelligence (AI), but we have chosen not to invest heavily in any of these areas just yet.

4	2017 Annual Report

In our opinion, many profitable investments are often yesterday’s disruptors that still have lots of room to run. A great example is cord-cutting. The move away from big cable providers to streaming services has been going on for more than a decade, but the size of the trend means companies like Netflix and Roku (ROKU) are still growing strongly. We don’t believe one needs to be extraordinarily early to make money in good trends. Plenty of unknowns remain in blockchain, AI, and VR, and we believe additional time and caution are warranted.

Firsthand Alternative Energy Fund

With respect to alternative energy, the market is still growing, and we believe we will continue to see alternative energy technologies get cheaper and more prevalent every year. Since 2010, the cost to install solar has dropped by more than 70%, and the industry is expected to have installed roughly 12 gigawatts of capacity for all of 2017. This growth helped make solar component maker SolarEdge (SEDG) and panel maker First Solar (FSLR) the top contributors to Firsthand Alternative Energy Fund’s performance in 2017, with shares gaining 202.82% and 110.41%, respectively.

Unfortunately, while the Fund had solid gains for the year, it did underperform its benchmark in 2017, due in large part to the renewable energy yieldco TerraForm Power (TERP). In Q4, Brookfield Asset Management (BAM) took control of the company, which has struggled since it was spun off of SunEdison in 2014. Although shares of TerraForm finished the year down a modest 6.64%, we exited our position in October for a 10.54% loss on the year.

Looking Ahead

The buzz about tax cuts throughout President Trump’s first year in office certainly helped the markets outperform this year. Consumer confidence finished 2017 at a 17-year high, and while it remains to be seen whether the tax cuts implemented in late 2017 will have a positive impact on the markets over the next four quarters, we are optimistic about the technology and alternative energy markets in the coming year.

Thank you for your investment in Firsthand Funds.

Sincerely,

Kevin Landis

President, Firsthand Funds

Data and statistics presented have been calculated using data from Yahoo!Finance. All expressions of opinion are subject to change without notice.

www.firsthandfunds.com	5

SHAREHOLDER FEE EXAMPLE (UNAUDITED)

Example — In general, mutual fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees, and exchange fees; and (2) ongoing costs, including management fees, 12b-1 distribution and service fees, non-12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Note that Firsthand Funds (“Trust”) does not charge transaction fees for 12b-1 distribution and service fees, though you may incur transaction fees if you purchase shares through a broker.

The example on the following page is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses — The section of the table at right entitled “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section entitled “Actual” under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA or other tax-qualified savings plan, your expenses may also have included a $10 annual fee. In either case, the amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

Hypothetical Example for Comparison Purposes — The section of the table at right entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. However, you may use this information to compare the ongoing costs of investing in the Trust to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

6	2017 Annual Report

SHAREHOLDER FEE EXAMPLE (UNAUDITED) - continued

Firsthand Technology Opportunities Fund

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17 - 12/31/17	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,229.10	$10.39	1.85%
Hypothetical**	$1,000	$1,015.88	$9.40	1.85%

Firsthand Alternative Energy Fund

	BEGINNING ACCOUNT VALUE 7/1/17	ENDING ACCOUNT VALUE 12/31/17	EXPENSES PAID DURING PERIOD* 7/1/17 - 12/31/17	ANNUALIZED EXPENSE RATIO
Actual	$1,000	$1,084.80	$10.40	1.98%
Hypothetical**	$1,000	$1,015.22	$10.06	1.98%

*	Expenses are calculated by multiplying the Fund’s annualized expense ratio listed above by the average account value over the period and multiplying that number by 184/365 (to reflect the one-half year period).

**	5% return per year before expenses.

The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

www.firsthandfunds.com	7

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Performance and Portfolio Discussion

How did the Fund perform in 2017?

Firsthand Technology Opportunities Fund (TEFQX) posted a gain of 55.45% in 2017 versus a 29.73% gain for the NASDAQ Composite Index and an 21.82% gain for the S&P 500 Index. For the six months ended December 31, 2017, Firsthand Technology Opportunities Fund was up 22.91% compared to increases of 13.04% and 11.41% for the NASDAQ Composite Index and the S&P 500 Index, respectively.

Which industries had the greatest impact on the Fund’s performance?

For the period ended December 31, 2017, internet companies represented the portfolio’s largest industry weighting, followed by holdings in the networking and software industries. The portfolio’s exposure to the networking and internet industries contributed most to the Fund’s outperformance versus its primary benchmark in 2017.

Which individual holdings were the largest contributors to the Fund’s performance?

Arista Networks (ANET) was the top contributor to Fund performance for the year. It was a year of significant earnings and revenue growth for Arista, and the company’s shares finished 2017 up 143.44%. The network switching provider is seeing strong demand for its 100-gigabit routing/switching products as it continues to grab market share from Cisco (CSCO).

Chinese internet giant Tencent Holdings (TCEHY) was another strong performer for the Fund during the period, with shares climbing 114.82%. The company’s top mobile game, Honour of Kings, was one of the highest-grossing mobile apps of 2017. When the Chinese government imposed limits on the number of hours players under 18 can access the game in China, the company initiated plans to launch Honour of Kings in the U.S. and Europe. In December, the game launched in North and South America under the name Arena of Valor. Tencent also owns two messaging apps—WeChat and QQ—which, together, boasted 980 million monthly users at year’s end. In addition to games and apps, Tencent has ventured into movies and helped finance the 2017 blockbuster movie Wonder Woman.

Nutanix (NTNX) was also a top contributor to the Fund during 2017, with shares up 32.83%. The hyperconverged cloud infrastructure provider finished the year strongly, reporting fourth-quarter revenue that was up 46% year-over-year. Nutanix also added several major customers in 2017, including ConocoPhillips and Toyota Motor North America. In addition to an expanding customer base (more than 7,000 at the end of fiscal 2017), clients are spending more, with the number of deals worth more than $1 million growing by 39% year over year in Q4. Analysts project 43% annual growth through 2022 for the hyperconverged market, and we believe Nutanix is well positioned to continue capitalizing on that trend.

8	2017 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Performance and Portfolio Discussion

Alibaba (BABA) was another strong contributor to performance during the year. Like Amazon (AMZN), Alibaba’s core business is e-commerce, but also like its American counterpart, the Chinese online marketplace giant is expanding into cloud computing, big data, and entertainment. In the second quarter, the company also announced a $6 billion share buyback over the next two years. Alibaba shares finished 2017 up 96.37%.

Facebook (FB) faced a plethora of challenges in 2017, especially the controversy over “fake news” and Russian interference in the U.S. election via Facebook advertising. Nonetheless, shares of the social networking giant finished the year up 53.38%. The company now boasts more than 2 billion monthly active users (MAUs) on Facebook thanks to strong growth in Asia, and its photo-sharing platform Instagram has more than 800 million MAUs. Facebook and Instagram have 6 million and 2 million active advertisers, respectively—staggering numbers that allowed Facebook to increase the average price per ad in 2017.

Which holdings were the greatest detractors from the Fund’s performance?

The largest detractor from Fund performance for the period was Pandora (P). The streaming music company began the year with a layoff announcement, followed by a series of lackluster quarterly earnings reports. At the end of June, following the sale of its Ticketfly business unit to Eventbrite at a steep loss, the company’s CEO stepped down. In September, Pandora received a $480 million investment from SiriusXM (SIRI). Despite the cash infusion, the company is facing rising costs at a time when revenue from advertising and subscriptions is exhibiting weak growth. Shares of Pandora closed out 2017 down 63.04%.

Cloud communications platform Twilio (TWLO) was another drag on Fund performance during the period, with shares sliding 18.20% for the year. In May, Twilio announced that Uber would be reducing its use of use of the company’s communications infrastructure. With Uber making up roughly 12% of Twilio’s revenue at the time of the announcement, this was a significant blow to the company’s top line.

Fitbit’s (FIT) smartwatch, the Ionic, came out in August 2017 but has struggled to compete with the Apple Watch. For a slightly higher cost, the Apple Watch does everything the Ionic does, but includes cellular connectivity. In addition, the company’s fitness tracker is seeing increased competition from Xiaomi’s entry-level tracker. Fitbit is increasingly caught between battling low-priced device makers like Xiaomi and Garmin and high-end competitors Samsung (no U.S. symbol) and Apple (AAPL). Fitbit shares slid 21.99% in 2017.

MaxLinear (MXL), which manufacturers radio frequency, analog, and mixed-signal integrated circuits was also a negative performer for the Fund. Although the company had a solid year, with shares finishing up 21.19%, the Fund purchased the majority of its shares in the second and third quarters, when MaxLinear was trading higher than where it finished the year.

www.firsthandfunds.com	9

Fund Performance and Holdings Information (as of 12/31/17)

Firsthand Technology Opportunities Fund vs. Market Indices

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	NASDAQ COMPOSITE INDEX	S&P 500 INDEX
Since Inception (9/30/99)	2.50%	6.20%	6.12%
10-Year	12.81%	11.35%	8.48%
5-Year	19.87%	19.50%	15.77%
3-Year	19.78%	14.83%	11.40%
1-Year	55.45%	29.73%	21.82%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www. firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS
Internet	33.9%
Networking	23.9%
Software	10.4%
Social Networking	7.9%
Communications	4.1%
Semicondcutors	3.9%
Automotive	2.5%
Computer	1.3%
Computer Storage Devices	1.3%
Industrials	1.3%
Consumer Electronics	0.5%
Net Other Assets and Liabilities	9.0%

TOP 10 HOLDINGS**	% NET ASSETS
Arista Networks, Inc.	13.3%
Tencent Holdings, Ltd.	10.2%
Nutanix, Inc.	7.1%
Facebook, Inc.	6.4%
Netflix, Inc.	5.4%
Alibaba Group Holding Ltd.	4.9%
Amazon.com, Inc.	4.7%
Equinix, Inc.	3.7%
Alphabet, Inc.	3.4%
Guidewire Software, Inc.	3.4%

*	Based on percentage of net assets as of 12/31/17. **Top 10 stock holdings total 62.5% of net assets. These holdings are current as of 12/31/17, and may not be representative of current or future investments.

10	2017 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND

Performance and Portfolio Discussion

How did the Fund perform in 2017?

Firsthand Alternative Energy Fund (ALTEX) posted a 27.35% gain in 2017 versus a gain of 39.81% for the WilderHill Clean Energy Index and a 21.82% gain for the S&P 500 Index. For the six months ended December 31, 2017, Firsthand Alternative Energy Fund was up 8.48% compared to an 18.19% increase for the WilderHill Clean Energy Index and an 11.41% increase for the S&P 500 Index.

Which industries had the greatest impact on the Fund’s performance?

For the period ended December 31, 2017, the renewable energy industry represented the portfolio’s largest weighting, followed by holdings in the energy efficiency and other electronics industries. The portfolio’s exposure to the renewable energy industry contributed most to the Fund’s relative underperformance versus its primary benchmark in 2017.

Which individual holdings were the largest contributors to the Fund’s performance?

The top contributor to Fund performance for the year was SolarEdge Technologies (SEDG), a company that makes direct current inverter systems for solar photovoltaic installations. The company has successfully expanded from a focus on residential power optimizers to inverters and commercial solar installations. Shares of SolarEdge closed up 202.82% in 2017.

Solar panel maker First Solar (FSLR) was another top performer during the period, up 110.41%. In Q1, the company reported hefty restructuring costs as it began reconfiguring its product mix, with an emphasis on a new, larger solar module. That work paid off as First Solar reported earnings and revenue beats in Q2, Q3, and Q4. During the year, the company also sold off two large solar projects in California—Cuyama and California Flats.

Vacuum technology company ULVAC (no U.S. symbol) was also a top contributor to the Fund in 2017, with shares finishing up 105.72%. ULVAC’s vacuum equipment is used in the production of semiconductors and flat panel displays, and rapid growth in those industries has translated to strong sales growth for ULVAC.

Another strong performer for the Fund was light-emitting diode (LED) manufacturer Cree (CREE), up 40.74% in 2017. Cree got off to a slow start in 2017 after announcing in February the termination of its planned sale of its radio-frequency (RF) division (known as Wolfspeed) to Infineon (no U.S. symbol). Cree righted the ship somewhat by year-end, with the company reporting fiscal Q1 2018 earnings that beat estimates by a penny.

www.firsthandfunds.com	11

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Performance and Portfolio Discussion

Despite negative developments in the second half of the year, Tesla Motors (TSLA) was a positive contributor to Fund performance for the period. The electric car maker struggled with production bottlenecks on the Model 3 sedan, and during the fourth quarter, Tesla terminated several hundred employees and is facing a United Auto Workers complaint as a result. Nonetheless, Tesla shares gained 45.70% in 2017.

Which holdings were the greatest detractors from the Fund’s performance?

TerraForm Power (TERP) was the largest detractor from Fund performance during the period. TerraForm, a spin off of now-private SunEdison, holds a diversified portfolio of solar and wind assets. In October, Brookfield Renewable (BEP) and its partners announced the closing of its acquisition of 51% of TerraForm. TerraForm Power shares fell 6.64% for the period, but the Fund saw a loss of 10.54% for the year when it liquidated its position in October.

Turbine manufacturer Siemens Gamesa (no U.S. symbol) was also a drag on Fund performance in 2017. In November, the company announced plans to eliminate 6,000 jobs in anticipation of a possible 20% drop in sales in 2018. Gamesa shares closed out the year down 32.39%.

Thin-film equipment manufacturer Intevac (IVAC) was another negative contributor to the Fund in 2017, with shares sliding 19.88%. Despite solid revenue growth for the year and a return to profitability, questions about the health of the company’s hard disk drive (HDD) segment continue to dog Intevac’s stock.

12	2017 Annual Report

Fund Performance and Holdings Information (as of 12/31/17)

Firsthand Alternative Energy Fund vs. Market Indices

	FIRSTHAND ALTERNATIVE ENERGY FUND	WILDERHILL CLEAN ENERGY INDEX	S&P 500 INDEX
Since Inception (10/29/07)	-3.81%	-14.09%	7.86%
10-Year	-4.69%	-15.05%	8.48%
5-Year	15.06%	5.15%	15.77%
3-Year	1.41%	-0.82%	11.40%
1-Year	27.35%	39.81%	21.82%

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Returns assume reinvestment of all dividends and distributions but do not reflect the impact of taxes. The performance data quoted represent past performance. Past performance cannot guarantee future results, and current performance may be lower or higher than the performance quoted. Both the return from and the principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain performance as of the most recent month-end, please contact Firsthand Funds by calling 1.888.884.2675 or go to www. firsthandfunds.com.

HOLDINGS BY INDUSTRY*	% NET ASSETS
Renewable Energy	34.3%
Energy Efficiency	11.9%
Other Electronics	10.6%
Advanced Materials	7.2%
Industrials	7.2%
Semiconductors	7.2%
Engineering Service	3.3%
Automotive	3.2%
Electrical Equipment	3.2%
Materials	3.0%
Waste & Environment Service	2.9%
Environmental Services	1.1%
Net Other Assets and Liabilities	4.9%

TOP 10 HOLDINGS**	% NET ASETS
First Solar, Inc.	8.0%
Power Integrations, Inc.	7.2%
SolarEdge Technologies, Inc.	7.0%
Itron, Inc.	6.4%
Cree, Inc.	5.0%
Honeywell International, Inc.	4.1%
3M Co.	4.0%
Koninklijke Philips Electronics N.V.	3.7%
Praxair, Inc.	3.7%
Vestas Wind Systems A/S	3.5%

*	Based on percentage of net assets as of 12/31/17. **Top 10 stock holdings total 52.6% of net assets. These holdings are current as of 12/31/17, and may not be representative of current or future investments.

www.firsthandfunds.com	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of FirsthandFunds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund, each a series of Firsthand Funds (the “Funds”), including the schedules of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Firsthand Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 1997.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER, LLP
Philadelphia, Pennsylvania
February 23, 2018

14	2017 Annual Report

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

Portfolio of Investments as of December 31, 2017

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
COMMON STOCKS — 91.0% ($113,230,304)

Automotive (2.5%)
Tesla Motors, Inc.*	10,000	$3,113,500

Communications (4.1%)
Equinix, Inc.	10,027	4,544,437
Gogo, Inc.*	50,000	564,000
		5,108,437

Computer (1.3%)
Apple, Inc.	9,500	1,607,685

Computer Storage Devices (1.3%)
Pure Storage, Inc., Class A*	100,000	1,586,000

Consumer Electronics (0.5%)
Fitbit, Inc., Class A*	100,000	571,000

Industrials (1.3%)
Illinois Tool Works, Inc.	10,000	1,668,500

Internet (33.9%)
Alibaba Group Holding, Ltd. - SP ADR *	35,000	6,035,050
Alphabet, Inc., Class C*	4,016	4,202,342
Amazon.com, Inc.*	5,000	5,847,350
Baidu, Inc. - SP ADR*	15,000	3,513,150
Netflix, Inc.*	35,000	6,718,600
Pandora Media, Inc.*	200,000	964,000
PayPal Holdings, Inc. *	30,000	2,208,600
Tencent Holdings, Ltd.	245,000	12,731,590
		42,220,682
Networking (23.9%)
Arista Networks, Inc.*	70,000	16,490,600
Nutanix, Inc., Class A*	250,000	8,820,000
Palo Alto Networks, Inc.*	20,000	2,898,800
SoftBank Group Corp. - ADR	40,000	1,590,200
		29,799,600

see accompanying notes to financial statements

www.firsthandfunds.com	15

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND - continued

Portfolio of Investments as of December 31, 2017

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
Semiconductors (3.9%)
Ambarella, Inc.*	50,000	$2,937,500
MaxLinear, Inc.*	70,000	1,849,400
		4,786,900
Social Networking (7.9%)
Facebook, Inc., Class A*	45,000	7,940,700
Twitter, Inc.*	80,000	1,920,800
		9,861,500
Software (10.4%)
Adobe Systems, Inc.*	15,000	2,628,600
Guidewire Software, Inc.*	55,000	4,084,300
Twilio, Inc., Class A*	90,000	2,124,000
Workday, Inc., Class A*	40,000	4,069,600
		12,906,500
INVESTMENT COMPANY (9.2%)
Fidelity Investments Money Market Funds -Treasury Portfolio (1)	11,447,839	11,447,839

Total Investments — 100.2% (Cost $65,181,974)		124,678,143

Liabilities in excess of other assets — (0.2)%		(216,528)

NET ASSETS — 100.0%		$124,461,615

*	Non-income producing security.

(1)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

ADR American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements

16	2017 Annual Report

FIRSTHAND ALTERNATIVE ENERGY FUND

Portfolio of Investments as of December 31, 2017

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
COMMON STOCKS —95.1% ($5,610,554)
Advanced Materials (7.2%)
Corning, Inc.	6,460	$206,655
Praxair, Inc.	1,400	216,552
SunEdison, Inc.*	21,130	214
		423,421

Automotive (3.2%)
Tesla Motors, Inc. *	600	186,810

Electrical Equipment (3.2%)
ABB, Ltd. - SP ADR	7,000	187,740

Energy Efficiency (11.9%)
Honeywell International, Inc.	1,580	242,309
Itron, Inc.*	5,565	379,533
Silver Spring Networks, Inc. *	5,000	81,200
		703,042

Engineering Service (3.3%)
Quanta Services, Inc.*	5,000	195,550

Environmental Services (1.1%)
Advanced Emissions Solutions, Inc.	6,800	65,688

Industrials (7.2%)
3M Co.	1,000	235,370
United Technologies Corp.	1,500	191,355
		426,725

Intellectual Property (0.0%)
Silicon Genesis Corp., Common (1)*	181,407	2,612

Materials (3.0%)
AdvanSix Inc.*	83	3,492
Aspen Aerogels, Inc.*	35,000	170,800
		174,292

Other Electronics (10.6%)
Cree, Inc.*	8,000	297,120
Intevac, Inc.*	15,800	108,230
Koninklijke Philips Electronics N.V.	5,770	218,106
		623,456

see accompanying notes to financial statements

www.firsthandfunds.com	17

FIRSTHAND ALTERNATIVE ENERGY FUND - continued

Portfolio of Investments as of December 31, 2017

INDUSTRY/COMPANY (% OF NET ASSETS)	SHARES	MARKET VALUE
Renewable Energy (34.3%)
Amtech Systems, Inc.*	6,600	$66,462
First Solar, Inc.*	7,000	472,640
Iberdrola S.A.	20,521	159,061
JA Solar Holdings Co., Ltd. - ADR*	13,000	96,980
Motech Industries, Inc.*	58,069	43,808
Orion Energy Systems, Inc.*	14,000	12,320
Sharp Corp.*	1,100	37,781
Siemens Gamesa Renewable Energy S.A.	7,271	99,716
SolarEdge Technologies, Inc. *	11,000	413,050
SunPower Corp., Class B*	19,931	168,018
Sunrun, Inc. *	5,000	29,500
ULVAC, Inc.	2,700	170,135
Vestas Wind Systems A.S.	3,000	207,630
Vivint Solar, Inc.*	12,000	48,600
		2,025,701
Semiconductors (7.2%)
Power Integrations, Inc.	5,799	426,517

Waste & Environment Service (2.9%)
Covanta Holding Corp.	10,000	169,000

PREFERRED STOCK — 0.0% ($1,098)
Intellectual Property (0.0%)
Silicon Genesis Corp., Series 1-C (1)*	152	114
Silicon Genesis Corp., Series 1-E (1)*	3,000	984
		1,098
INVESTMENT COMPANY — 4.9%
Fidelity Investments Money Market Fund - Treasury Portfolio (2)	287,927	287,927
Total Investments —100.0% (Cost $5,885,353)		5,899,579

Liabilities in excess of other assets — 0.0%		(1,817)

NET ASSETS — 100.0%		$5,897,762

*	Non-income producing security.

(1)	Restricted/illiquid/fair valued security (0.06% of net assets).

(2)	The Fidelity Investments Money Market Fund invests primarily in U.S. Treasury Securities.

ADR Sponsored American Depositary Receipt

SP ADR Sponsored American Depositary Receipt

see accompanying notes to financial statements

18	2017 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2017

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
ASSETS
Investment securities:
Acquisition cost	$65,181,974	$5,885,353
Market value (Note 2)	124,678,143	5,899,579
Foreign currency at value ($0 and $95)	—	98
Receivable from dividends, interest, and reclaims	17,520	5,554
Receivable for capital shares sold	183,208	3,750
TOTAL ASSETS	124,878,871	5,908,981

LIABILITIES
Payable to affiliates (Note 4)	193,213	9,830
Payable for capital shares redeemed	224,043	1,389
TOTAL LIABILITIES	417,256	11,219
NET ASSETS	$124,461,615	$5,897,762

Net Assets consist of:
Paid-in-capital	$67,114,639	$6,952,671
Accumulated undistributed net investment income	—	2,028
Accumulated net realized loss from security transactions and foreign currency transactions	(2,149,193)	(1,071,208)
Net unrealized appreciation on investments and foreign currency	59,496,169	14,271
NET ASSETS	$124,461,615	$5,897,762

Shares outstanding	12,476,323	877,280
Net asset value, redemption price and offering price per share (Note 2)	$9.98	$6.72

see accompanying notes to financial statements

www.firsthandfunds.com	19

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2017

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
INVESTMENT INCOME
Dividends	$276,261	$133,318
Foreign tax withholding	(291)	(5,869)
TOTAL INVESTMENT INCOME	275,970	127,449

EXPENSES
Investment advisory fees (Note 4)	1,365,052	85,609
Administration fees (Note 4)	438,767	25,179
Trustees fees	9,500	9,500
GROSS EXPENSES	1,813,319	120,288
Trustees fees reimbursement	(9,500)	(9,500)
TOTAL NET EXPENSES	1,803,819	110,788

NET INVESTMENT INCOME (LOSS)	(1,527,849)	16,661

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized losses from security transactions	(1,006,603)	(52,622)
Net realized gains (losses) on foreign currency	(24)	20
Net change in unrealized appreciation on investments and foreign currency	43,477,935	1,366,004
Net Realized and Unrealized Gain on Investments	42,471,308	1,313,402

Net Increase In Net Assets Resulting From Operations	$40,943,459	$1,330,063

see accompanying notes to financial statements

20	2017 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2017, and December 31, 2016

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	Year Ended 12/31/17	Year Ended 12/31/16
FROM OPERATIONS:
Net investment loss	$(1,527,849)	$(1,149,600)
Net realized gains (loss) from security transactions and foreign currency	(1,006,627)	13,713,316
Net change in unrealized (depreciation) on investments and foreign currency	43,477,935	(10,190,647)
Net increase in net assets from operations	40,943,459	2,373,069

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments	—	(17,389,437)
Total Distributions	—	(17,389,437)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	31,193,130	3,359,712
Dividends reinvested	—	16,922,986
Payment for shares redeemed	(24,619,677)	(33,521,951)
Net increase (decrease) in net assets from capital share transactions	6,573,453	(13,239,253)
TOTAL INCREASE (DECREASE) IN NET ASSETS	47,516,912	(28,255,621)

NET ASSETS:
Beginning of year	76,944,703	105,200,324
End of year	$124,461,615	$76,944,703

COMMON SHARE ACTIVITY:
Shares sold	3,398,012	461,266
Shares reinvested	—	2,640,091
Shares redeemed	(2,908,220)	(4,711,554)
Net increase (decrease) in shares outstanding	489,792	(1,610,197)
Shares outstanding, beginning of year	11,986,531	13,596,728
Shares outstanding, end of year	12,476,323	11,986,531

see accompanying notes to financial statements

www.firsthandfunds.com	21

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31, 2017, and December 31, 2016

	FIRSTHAND ALTERNATIVE ENERGY FUND
	Year Ended 12/31/17	Year Ended 12/31/16
FROM OPERATIONS:
Net investment income (loss)	$16,661	$(44,581)
Net realized loss from security transactions and foreign currency	(52,602)	(377,509)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,366,004	(265,820)
Net increase (decrease) in net assets from operations	1,330,063	(687,910)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,653)	—
Total Distributions	(14,653)	—

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	917,570	936,233
Dividends reinvested	13,920	—
Payment for shares redeemed	(1,431,164)	(2,488,298)
Net decrease in net assets from capital share transactions	(499,674)	(1,552,065)
TOTAL INCREASE (DECREASE) IN NET ASSETS	815,736	(2,239,975)

NET ASSETS:
Beginning of year	5,082,026	7,322,001
End of year	$5,897,762	$5,082,026
Accumulated Net Investment Income	$2,028	$—

COMMON SHARE ACTIVITY:
Shares sold	150,339	178,035
Shares reinvested	2,047	—
Shares redeemed	(236,441)	(472,678)
Net decrease in shares outstanding	(84,055)	(294,643)
Shares outstanding, beginning of year	961,335	1,255,978
Shares outstanding, end of year	877,280	961,335

see accompanying notes to financial statements

22	2017 Annual Report

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13
Net asset value at beginning of year	$6.42	$7.74	$8.14	$7.86	$6.30

Income from investment operations:
Net investment loss	(0.12)	(0.10)	(0.10)	(0.10)	(0.09)
Net realized and unrealized gains on investments	3.68	0.56	0.44	0.83	2.09

Total from investment operations	3.56	0.46	0.34	0.73	2.00

Distributions from:
Realized capital gains	—	(1.78)	(0.74)	(0.45)	(0.44)

Net asset value at end of year	$9.98	$6.42	$7.74	$8.14	$7.86

Total return	55.45%	5.99%	4.28%	9.29%	31.80%

Net assets at end of year (millions)	$124.5	$76.9	$105.2	$109.0	$99.0

Ratio of gross expenses to average net assets before waiver	1.86%	1.86%	1.86%	1.86%	1.86%

Ratio of net expenses to average net assets after waiver	1.85%	1.85%	1.85%	1.85%	1.85%

Ratio of net investment (loss)to average net assets	(1.57%)	(1.45%)	(1.17%)	(1.28%)	(1.31%)

Portfolio turnover rate	19%	18%	19%	23%	21%

see accompanying notes to financial statements

www.firsthandfunds.com	23

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share outstanding throughout each year

FIRSTHAND ALTERNATIVE ENERGY FUND

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13
Net asset value at beginning of year	$5.29	$5.83	$6.46	$6.47	$3.34

Income from investment operations:
Net investment income (loss)	0.02	(0.05)	(0.07)	(0.12)	(0.05)
Net realized and unrealized gains (losses) on investments	1.43	(0.49)	(0.56)	0.11	3.18

Total from investment operations	1.45	(0.54)	(0.63)	(0.01)	3.13

Distributions from:
Net investment income	(0.02)	—	—	—	—

Net asset value at end of year	$6.72	$5.29	$5.83	$6.46	$6.47

Total return	27.35%	(9.26%)	(9.75%)	(0.15%)	93.71%

Net assets at end of year (millions)	$5.9	$5.1	$7.3	$9.1	$13.6

Ratio of gross expenses to average net assets before waiver	2.15%	2.14%	2.11%	2.04%	2.14%

Ratio of net expenses to average net assets after waiver	1.98%	1.98%	1.98%	1.98%	1.98%

Ratio of net investment income (loss)to average net assets	0.30%	(0.75%)	(1.14%)	(0.98%)	(1.52%)

Portfolio turnover rate	0%	10%	5%	57%	26%

see accompanying notes to financial statements

24	2017 Annual Report

NOTES TO FINANCIAL STATEMENTS

December 31, 2017

1. ORGANIZATION

Each of Firsthand Technology Opportunities Fund and Firsthand Alternative Energy Fund (individually the “Fund”, and collectively the “Funds”) is a non-diversified series of Firsthand Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust, a Delaware statutory trust, was organized on November 8, 1993. Each Fund currently offers one class of shares—Investor Class shares. The inception dates for the Funds (the date on which a net asset value was first determined for that Fund) follow:

FUND	INCEPTION DATE
Firsthand Technology Opportunities Fund	September 30, 1999
Firsthand Alternative Energy Fund	October 29, 2007

Each Fund’s investment objective is long-term growth of capital.

Firsthand Technology Opportunities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in equity securities of high-technology companies in the industries and markets that Firsthand Capital Management, Inc. (the “Investment Adviser”) believes hold the most growth potential within the technology sector.

Firsthand Alternative Energy Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in alternative energy and energy technology companies, both U.S. and international.

The Funds are an investment company and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — A Fund’s portfolio of securities is valued as follows:

1.	Securities traded on stock exchanges, or quoted by NASDAQ, are valued according to the NASDAQ official closing price, if applicable, or at their last reported sale price as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 P.M. Eastern Time). If a security is not traded that day, the security will be valued at its most recent bid price.

www.firsthandfunds.com	25

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

2.	Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.

3.	Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

4.	Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.

In pricing illiquid, privately placed securities, the Investment Adviser follows well-accepted valuation techniques. Initial valuations are generally determined by the initial purchase price for each security. Subsequent to initial purchase, securities are repriced from time to time to reflect changes to the companies’ valuations caused by various events. Such events include, among others, a new round of financing establishing a new valuation for the company; material changes to a company’s business or business prospects, either due to company-specific internal issues (gaining or losing a major customer, missing a significant milestone, etc.) or macroeconomic events affecting the industry or the world. In analyzing a company’s valuation, factors that are also considered include a company’s cash flow, revenues, profitability, financial forecasts, and probability of success in those measures. Other potential factors include the value of comparable public and private companies and general market conditions.

Fair Value Measurement — In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, each Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements).

The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risks, yield curves, default rates, and similar data.

26	2017 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the following Funds’ net assets as of December 31, 2017:

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
TEFQX
Common Stocks
Automotive	$3,113,500	$—	$—
Communications	5,108,437	—	—
Computer	1,607,685	—	—
Computer Storage Devices	1,586,000	—	—
Consumer Electronics	571,000	—	—
Industrials	1,668,500	—	—
Internet	42,220,682	—	—
Networking	29,799,600	—	—
Semiconductors	4,786,900	—	—
Social Networking	9,861,500	—	—
Software	12,906,500	—	—
Total Common Stock	113,230,304	—	—
Investment Company	11,447,839	—	—
Total	$124,678,143	$—	$—

www.firsthandfunds.com	27

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

FUND*	LEVEL 1 QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
ALTEX
Common Stocks
Advanced Materials	$423,421	$—	$—
Automotive	186,810	—	—
Electrical Equipment	187,740	—	—
Energy Efficiency	703,042	—	—
Engineering Service	195,550	—	—
Environmental Services	65,688	—	—
Industrials	426,725	—	—
Intellectual Property	—	—	2,612
Materials	174,292	—	—
Other Electronics	623,456	—	—
Renewable Energy	2,025,701	—	—
Semiconductors	426,517	—	—
Waste & Environ. Service	169,000	—	—
Total Common Stocks	5,607,942	—	2,612
Preferred Stocks	—	—	1,098
Investment Company	287,927	—	—
Total	$5,895,869	$—	$3,710

*	TEFQX: Firsthand Technology Opportunities Fund; ALTEX: Firsthand Alternative Energy Fund.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Transfers in and out of the levels are recognized at the value at the end of the period.

Following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

28	2017 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

FIRSTHAND ALTERNATIVE ENERGY FUND

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	BALANCE AS OF 12/31/16	NET PURCHASES	NET SALES	NET REALIZED GAINS (LOSSES)	NET UNREALIZED APPRECIATION / (DEPRECIATION)	TRANSFERS IN (OUT) OF LEVEL 3	BALANCE AS OF 12/31/17
Common Stocks
Intellectual Property	$3,773	$—	$—	$—	$(1,161)	$—	$2,612
Preferred Stocks	1,472	—	—	—	(374)	—	1,098
Total	$5,245	$—	$—	$—	$(1,535)	$—	$3,710

The below chart represents quantitative disclosure about significant unobservable inputs for level 3 fair value measurements:

	FAIR VALUE AT 12/31/17	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE
Direct venture capital	$3,710	Prior Transaction Analysis	Years to Maturity	5 years (5 year)
investments: Intellectual			Volatility	55% (55%)
Property		Option Pricing Model	Risk-free Rate	1.92% (1.92%)
			Discount for Lack of Marketability	24.3% (24.3%)
			Adjustment for Market Movement	(29.3%) (-29.3%)

Share Valuation — The net asset value (“NAV”) per share of each Fund is calculated by dividing the net assets of the Fund (i.e., the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to a Fund’s NAV per share.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short-term debt instruments with maturities of 3 months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

www.firsthandfunds.com	29

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

Foreign Securities — Each Fund may invest in companies that trade on U.S. exchanges as American Depositary Receipts (“ADRs”), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, the value of which may decline against the U.S. dollar. An investment in foreign securities may be subject to high levels of foreign taxation, including foreign taxes withheld at the source. Neither Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The Funds may also write put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For the year ended December 31, 2017, the Funds did not hold any written options.

Distributions to Shareholders — Each Fund expects to distribute its net investment income and net realized gains, if any, annually. Distributions from net investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

30	2017 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

Short Positions — Firsthand Alternative Energy Fund may sell securities short for economic hedging purposes. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction. The Fund is liable for any dividends payable on securities while those securities are in a short position.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, cash equivalents and/or liquid securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. The Fund did not invest in short sales for the year ended December 31, 2017.

Reclassification of Capital Accounts — Permanent book and tax differences resulted in reclassifications for the year ended December 31, 2017, as follows:

	INCREASE (DECREASE)
	Paid-in-Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Firsthand Technology Opportunities Fund	$(807,827)	$1,527,849	$(720,022)
Firsthand Alternative Energy Fund	(172,410)	20	172,390

These reclassifications, related to different treatment of current year write off of net operating loss and different book and tax treatment for gain/loss on foreign currency, have no effect on net asset value per share.

Security Transactions — Security transactions are accounted for no later than one business day following the trade date, however, for financial reporting purposes, security transactions are accounted for on trade date. Realized gains and losses are calculated on a specific identification basis.

Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

www.firsthandfunds.com	31

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

Federal Income Tax — Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As provided in the Code, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. To avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid for the years ended December 31, 2017, and 2016, was as follows:

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND
	2017	2016
From ordinary income	$—	$67,305
From long-term capital gains	$—	$17,322,132

	FIRSTHAND ALTERNATIVE ENERGY FUND
	2017	2016
From ordinary income	$14,653	$—
From long-term capital gains	$—	$—

The following information is based upon the federal income tax cost of portfolio investments as of December 31, 2017.

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Gross unrealized appreciation	$65,211,804	$1,675,156
Gross unrealized depreciation	(5,715,635)	(1,747,419)
Net unrealized appreciation (depreciation)	$59,496,169	$(72,263)
Federal income tax cost	$65,181,974	$5,971,842

32	2017 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under accounting principles generally accepted in the United States and income tax regulations.

As of December 31, 2017, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	EXPIRING 2018	SHORT-TERM NO EXPIRATION	LONG-TERM NO EXPIRATION	TOTAL
Firsthand Technology Opportunities Fund	$—	$—	$(1,985,860)	$(1,985,860)
Firsthand Alternative Energy Fund	(108,018)	(430,699)	(446,002)	(984,719)

Components of Distributable Earnings

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND
Net Unrealized Appreciation (Depreciation)*	$59,496,169	$(72,218)
Undistributed Ordinary Income	—	2,028
Undistributed Long-Term Capital Gains	—	—
Qualified Late Year Losses Deferred**	—	—
Other Temporary Differences	(163,333)	—
Accumulated Capital Loss Carryforward	(1,985,860)	(984,719)
Total Distributable Earnings/Accumulated Loss	$57,346,976	$(1,054,909)

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	Under current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year.

The Funds are subject to tax provisions that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2017, 2016, 2015 and 2014 remain open to federal and state audit. As of December 31, 2017, management has evaluated the application of these provisions to the Funds, and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax provisions.

www.firsthandfunds.com	33

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

3. INVESTMENT TRANSACTIONS (EXCLUDING SHORT-TERM INVESTMENTS) WERE AS FOLLOWS FOR THE YEAR ENDED DECEMBER 31, 2017

	FIRSTHAND TECHNOLOGY OPPORTUNITIES FUND	FIRSTHAND ALTERNATIVE ENERGY FUND

Purchase of investment securities	$18,050,283	$—

Proceeds from sales and maturities of investment securities	$20,434,211	$711,428

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS; CERTAIN TRUSTEES AND OFFICERS OF THE TRUST ARE ALSO OFFICERS OF THE INVESTMENT ADVISER AND BNY MELLON.

Certain trustees and officers of the Trust are also officers of the Investment Adviser or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). BNY Mellon serves as the sub-administrator, investment accounting agent, and shareholder servicing and transfer agent.

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Investment Adviser pursuant to the terms of a master investment advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund’s investment objectives, policies, and limitations. Subject to certain exceptions set forth in the Advisory Agreement, the Investment Adviser is responsible for (i) compensation of any of the Fund’s trustees, officers, and employees who are interested persons of the Investment Adviser; and (ii) compensation of the Investment Adviser’s personnel and other expenses incurred in connection with the provision of portfolio management services under the Advisory Agreement.

Firsthand Capital Management, Inc. is the Investment Adviser to the Funds. For the services it provides under the Advisory Agreement, the Investment Adviser receives from each Fund, on a monthly basis, an advisory fee at the annual rate of 1.40% for TEFQX and 1.53% for ALTEX of its average daily net assets, respectively. The Advisory Agreement requires the Investment Adviser to waive fees and, if necessary, to reimburse expenses of each Fund to the extent necessary to limit a Fund’s total operating expenses to 1.85%, for TEFQX and 1.98% for ALTEX, excluding any extraordinary fees, of its average net assets up to $200 million, 1.80% for TEFQX and 1.93% for ALTEX of such assets from $200 million to $500 million, 1.75% for TEFQX and 1.88% for ALTEX of such assets from $500 million to $1 billion, and 1.70% for TEFQX and 1.83% for ALTEX of such assets in excess of $1 billion.

34	2017 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

ADMINISTRATION AGREEMENT

The Trust has entered into a separate Administration Agreement with the Investment Adviser. The agreement obligates the Investment Adviser to provide administrative and general supervisory services to each Fund (the “Administration Agreement”). Under the Administration Agreement, the Investment Adviser renders supervisory and corporate administrative services to the Trust, as well as oversees the maintenance of all books and records with respect to each Fund’s securities transactions and each Fund’s book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records, and other records as required by the 1940 Act.

The Investment Adviser is responsible for the equipment, staff, office space, and facilities necessary to perform its obligations under the Administration Agreement. Under the Administration Agreement, the Investment Adviser has assumed responsibility for payment of all of each Fund’s operating expenses excluding brokerage and commission expenses; short sale expenses; fees payable under “Rule 12b-1 plans”, if any, and shareholder servicing plans, if any; litigation costs; and any extraordinary and non-recurring expenses. For the services it provides under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of 0.45% of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), has a Sub-Administration Agreement with the Investment Adviser. Under this agreement, the Investment Adviser (not the Funds) pays to BNY Mellon the fees for the administrative services provided by BNY Mellon. In the case of Firsthand Alternative Energy Fund, the Investment Adviser has also agreed to donate a portion of its management fees allocated, amounting to 0.20% of Firsthand Alternative Energy Fund’s average daily net assets, to various non-profit organizations as elected by Fund shareholders.

Additionally, BNY Mellon serves as the sub-administrator, investment accounting agent and shareholder servicing and transfer agent. The Bank of New York Mellon, serves as the custodian for the Trust.

www.firsthandfunds.com	35

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

5. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2017, Firsthand Technology Opportunities Fund did not invest in any restricted securities and the Firsthand Alternative Energy Fund was invested in the following restricted securities:

SECURITY	ACQUISITION DATE	SHARES	COST	VALUE	% OF NET ASSETS
Silicon Genesis Corp., Common Stock	September 2, 2008	109,855	$32,956	$1,582	0.0	%*
Silicon Genesis Corp., Common Stock	September 26, 2008	71,552	21,466	1,030	0.0	%*
Silicon Genesis Corp., Series 1-C Preferred Stock	September 2, 2008	152	46	114	0.0	%*
Silicon Genesis Corp., Series 1-E Preferred Stock	September 2, 2008	3,000	3,005	984	0.0	%*
			$57,473	$3,710	0.1	%*

*	Less than 0.05%

Each Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional restricted securities once such securities comprise 15% of a Fund’s net assets. The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that a Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at that Fund’s then carrying value.

36	2017 Annual Report

NOTES TO FINANCIAL STATEMENTS - continued

December 31, 2017

As of December 31, 2017, Kevin Landis represents the Funds and sits on the following private company’s board: Silicon Genesis Corp. Serving on the boards of directors of the portfolio companies may cause conflicts of interest. The Adviser has adopted various procedures to ensure that the Funds will not be unfavorably affected by these potential conflicts.

6. RISKS

Because the return on and value of an investment in each Fund will fluctuate in response to stock market movements, the most significant risk of investing in a Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, as well as economic, political, or regulatory events, and other factors beyond the Investment Adviser’s control. The Funds are designed for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high-technology industries.

Each Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on a Fund than it would if the Fund diversified its investments. Another risk for each Fund is its concentration of investments in companies within high-technology industries. The value of high-technology companies can, and often does, fluctuate dramatically and may expose you to greater-than-average financial and market risk.

7. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

www.firsthandfunds.com	37

ADDITIONAL INFORMATION (UNAUDITED)

December 31, 2017

BOARD REVIEW OF ADVISORY AGREEMENT (UNAUDITED)

Trustees (the “Board”) of Firsthand Funds (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the master investment advisory agreement between Firsthand Capital Management, Inc. (the “Adviser”) and the Trust on behalf of each of its series (each a “Fund” and collectively, the “Funds”) (the “Advisory Agreement”). The Advisory Agreement was approved for an additional one-year term at a meeting of the Board held on August 4, 2017. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser, with the assistance and advice of counsel to the Independent Trustees and counsel to the Trust.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by the Adviser. The most recent Form ADV for the Adviser was provided to the Board, as were written and oral responses of the Adviser to an information request submitted by independent legal counsel on behalf of the Independent Trustees. The Board reviewed these responses, which included, among other things, information about the background and experience of the investment personnel of the Adviser primarily responsible for day-to-day portfolio management of the Funds. The Board also considered the Adviser’s separate Administration Agreement with the Funds and the Adviser’s overall ability to manage and administer the Funds as well as to oversee the service providers to the Funds.

The Board evaluated the ability of the Adviser, considering its financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, supervisory and administrative personnel. In this regard, the Board considered information regarding the Adviser’s compensation program for its personnel involved in the management of the Funds, including incentive and retirement plans.

The Board considered the effectiveness of policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent “soft dollar” benefits are sought, the extent to which efforts are made to recapture transaction costs and the controls applicable to brokerage allocation procedures. The Board reviewed the policies of the Adviser regarding the allocation of portfolio investment opportunities among the Funds and other clients. The Board noted that the Adviser does not use “traditional soft-dollar” arrangements, where soft-dollar credits are generated based on the level of trades and then used for products or services from third-parties. The Board also noted that the Adviser, from time to time, entered into arrangements where it received research (including invitations to conferences) from broker-dealers that the Adviser used to execute client trades. The Board also considered that the Adviser had outsourced the trading function to achieve certain operating efficiencies.

38	2017 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued

December 31, 2017

The Board also considered the markets for the Funds, including the principal channels through which the Funds’ shares are offered and sold, and the activities of the Adviser in connection with the marketing of the Funds.

In addition, the Board received and reviewed information on SEC and other inquiries, examinations and proceedings relating to the Funds and the Adviser. The Board considered the investment and legal compliance programs of the Adviser, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives, and the level of compliance attained by the Adviser.

Based on the above factors, together with those referenced below, the Board, including a majority of the Independent Trustees, concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to each fund by the Adviser.

Fund Performance

The Board considered each Fund’s performance results over one-year, three-year, five-year and ten-year periods, or shorter periods, as relevant. It also considered these results in comparison to the performance results of various benchmark indices and of the Funds in relevant Morningstar sectors. The Board referenced the presentation regarding performance earlier in the meeting and noted that TEFQX had exhibited strong performance over the ten-year period ended June 30, 2017, which is consistent with the Board’s emphasis on longer-term performance. The Board also noted the periods for which each Fund had experienced weaker performance. The Board recognized that each Fund had experienced various periods of underperformance against the peer group funds and the applicable benchmark index, but the Board noted that the Adviser has remained committed to its investment strategy and style and the Board was pleased with that consistency.

Investment Advisory Fee Rates and Other Expenses

The Board reviewed and considered the proposed contractual investment advisory fee rates (the “Advisory Agreement Rates”) payable by the Funds to the Adviser for investment advisory services. Additionally, the Board received and considered information comparing the Advisory Agreement Rates (both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates) and the total expense ratios of the Funds with those of other funds in appropriate peer universes provided by Lipper. The Board noted that the respective Advisory Agreement Rates for each Fund were significantly higher than the median rates of each Fund’s peer universe, but that the total expense ratio of each Fund was not appreciably above the median total expense ratio of the respective peer universe. The Board deemed the comparison of total expense ratios to be more relevant than the comparison of Advisory Agreement Rates because of the unitary fee structure of the Funds.

www.firsthandfunds.com	39

ADDITIONAL INFORMATION (UNAUDITED) - continued

December 31, 2017

Profitability

The Board received and considered a profitability analysis of the Adviser with respect to the Funds. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that the Adviser received with regard to providing these services to the Funds were not excessive.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the existing Funds. The Board observed that the Investment Advisory Agreement limits each Fund’s total annual operating expenses to a percentage of the Fund’s assets and that this percentage is reduced as the Fund’s assets grow (known as “breakpoints”). The Board concluded that no change was necessary to the current breakpoints to reflect any economies of scale, given the limited size and scale of the Funds.

Information about Services to Other Clients

The Board also received and considered information about the services and fee rates offered by the Adviser to its other clients, including other registered and unregistered investment companies, private accounts and institutional investors. The Board concluded that the investment advisory rates charged by the Adviser to the Funds were within a reasonable range of the fee rates offered to other clients of the Adviser. Where rates offered to other clients or potential clients were lower, the Board concluded that the costs associated with managing and operating a registered open-end fund, compared with an unregistered investment company, private account or institutional investor account provided a justification for higher fee rates to the Funds.

Other Benefits to the Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Funds (such as “soft dollar” benefits) and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Funds (such as the ability to market to shareholders other financial products offered by the Adviser).

40	2017 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued

December 31, 2017

Other Factors and Broader Review

Throughout the year, the Board regularly reviews and assesses the quality of the services that the Funds receive from the Adviser. In this regard, the Board reviews reports of the Adviser in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio managers of the Funds at various times throughout the year.

Board Consideration

After considering the aforementioned factors and based on its deliberations and evaluation of the information provided to it, the Board concluded that re-approval of the Investment Advisory Agreement for each of the Funds was in the best interest of the Funds and their shareholders.

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2017, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements.

	QDI	DRD
Firsthand Technology Opportunities Fund	0.00%	0.00%
Firsthand Alternative Energy Fund	0.00%	0.00%

PROXY VOTING POLICIES AND PROCEDURES

The Funds have adopted proxy voting procedures pursuant to which the Funds delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Investment Adviser as part of the Investment Adviser’s general management of the Funds, subject to the Board of Trustees’ continuing oversight. A copy of the Funds’ proxy voting policy and procedures is available without charge, upon request, by calling 1.888.884.2675. Information regarding how the Investment Adviser voted these proxies during the most recent one-year period ended June 30 is available by calling the same number and on the website of the U.S. Securities and Exchange Commission at http://www.sec.gov on Form N-PX. The Funds’ voting record is also available on the Funds’ website at www.firsthandfunds.com/proxy.

www.firsthandfunds.com	41

ADDITIONAL INFORMATION (UNAUDITED) - continued

December 31, 2017

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

42	2017 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued

December 31, 2017

Information about the trustees and officers* of the Funds is set forth in the following table. The Statement of Additional Information (the “SAI”) includes additional information about the Funds’ trustees and officers and is available free of charge, upon request, by calling 1.888.884.2675.

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
DISINTERESTED TRUSTEES
Greg Burglin (1960) TRUSTEE 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2008	Mr. Burglin is a Tax Consultant and has been for more than 5 years.	THREE	None
Kimun Lee (1946) TRUSTEE 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2013	Mr. Lee is a California registered investment advisor. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980.	THREE

Since September 2009, Mr. Lee has served as a principle and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares S&P GSCI Commodity Optimized Trust, iShares Commodity Indexed Trust, iShares Gold Trust, and iShares Silver Trust. Since April 2014, Mr. Lee has served as a trustee of FundX Investment Trust that operates FundX Upgrader Fund, FundX Aggressive Upgrader Fund, FundX Conservative Upgrader Fund, FundX Flexible Income Fund, FundXTactical Upgrader Fund, and FundX Sustainable Impact Fund.

www.firsthandfunds.com	43

ADDITIONAL INFORMATION (UNAUDITED) - continued

December 31, 2017

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
INTERESTED TRUSTEE
Kevin M. Landis[2] (1961) TRUSTEE/PRESIDENT/ SECRETARY 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 1994	Mr. Landis is President and Chief Executive Officer of Firsthand Capital Management and has been portfolio manager with FCM since August 2009.	THREE	NONE[3]
OFFICERS WHO ARE NOT TRUSTEES
Dimitris Spiliakos (1977) ASSISTANT SECRETARY 135 Santilli Highway Everett, MA 02149	SINCE 2015

Mr. Spiliakos is Vice President and Manager of BNY Investment Management Services LLC (formerly BNY Mellon Investment Servicing (US) Inc.) since 2015. He was Senior Specialist of BNY Mellon Investment Servicing (US) Inc. from 2012 to 2015. He was Public Finance Paralegal at Bowditch & Dewey, LLP from 2007 to 2012.

			N/A	N/A
NICHOLE MILESKI (1971) CHIEF COMPLIANCE OFFICER 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2013	Ms. Mileski is corporate counsel of FCM since 2013; corporate paralegal of FCM since 2011.	N/A	N/A

44	2017 Annual Report

ADDITIONAL INFORMATION (UNAUDITED) - continued

December 31, 2017

NAME, YEAR OF BIRTH, POSITION(S) HELD WITH FUNDS AND ADDRESS	TERM OF OFFICE AND LENGTH OF TIME SERVED(1)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS HELD BY TRUSTEES
OFFICERS WHO ARE NOT TRUSTEES (continued)
OMAR BILLALWALA (1961) TREASURER 150 Almaden Blvd. Suite 1250 San Jose, CA 95113	SINCE 2011	Chief Operating Officer and Chief Financial Officer of Firsthand Capital Management, Inc. from 1999 to present. Treasurer of Firsthand Funds from 2011 to present.	N/A	N/A

*	The term “officer” means the president, vice president, secretary, treasurer, chief compliance officer, controller, or any other officer who performs policy-making functions.
(1)	Each trustee shall serve for the lifetime of Firsthand Funds or until he dies, resigns, or is removed. Each officer shall serve a one-year term subject to annual reappointment by the trustees.
(2)	Mr. Landis is an interested person of the Funds by reason of his position with the Investment Adviser.

(3)	Mr. Landis also currently sits on the board of directors for 10 private companies: Silicon Genesis Corp.; Hera Systems, Inc.; Revasum, Inc.; IntraOp Medical Corp.; Pivotal Systems Corp.; Phun-ware, Inc.; QMAT, Inc.; Telepathy Investors, Inc.; Vufine, Inc.; and Wrightspeed, Inc.

www.firsthandfunds.com	45

THIS PAGE INTENTIONALLY LEFT BLANK

THIS PAGE INTENTIONALLY LEFT BLANK

FIRSTHAND FUNDS

P.O. Box 9836

Providence, RI 02940-8036

www.firsthandfunds.com

INVESTMENT ADVISER

Firsthand Capital Management, Inc.

150 Almaden Blvd., Suite 1250

San Jose, CA 95113

www.firsthandcapital.com

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

1.888.884.2675

This report is provided for the general information of the shareholders of Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more complete information about Firsthand Funds, please call toll free 1.888.884.2675 or visit www.firsthandfunds.com for a prospectus, which contains more information, including risks, fees, and expenses. Read the prospectus carefully before investing or sending money.

Firsthand Funds are distributed by ALPS Distributors, Inc.

The interlocking “F” design is a registered trademark of Firsthand Capital Management, Inc.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description except that effective May 13, 2011, Omar Billawala replaced Kevin Landis as Treasurer (in the capacity of Chief Financial Officer) of the registrant.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's Board of Trustees has not determined that any of its members is qualified as an audit committee financial expert. Although each member of the Audit Committee is “independent,” as defined by Item 3 of Form N-CSR, and is financially sophisticated, the registrant has in place a small Board of Trustees with a limited number of members. Even without an audit committee financial expert, the registrant is comfortable that its Audit Committee can function effectively given the investment and financial experience and expertise of its members.

Item 4. Principal Accountant Fees and Services.

●	Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant's definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,700 for 2017 and $30,800 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,200 for 2017 and $4,200 for 2016.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,500 for 2017 and $1,500 for 2016. The fees are incurred in connection with the principal accountants performing an annual anti-money laundering audit program for the Registrant.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter states the following with respect to pre-approval procedures:

The Committee hereby delegates to the Chairman of the Committee the authority to grant pre-approvals of audit and “permissible” non-audit services to be provided by the Auditors to the Funds, subject to the ratification of the full Committee at its next regularly scheduled meeting. Both the Auditors and Fund counsel will be responsible for informing the Committee whether they believe that a particular non-audit service is permissible or prohibited pursuant to applicable regulations and standards.

The specific types of non-audit services that the Chairman may pre-approve include, but are not limited to: reviewing the Funds' internal controls over financial reporting; providing tax-related services; reviewing and/or developing an anti-money laundering program; and issuing comfort letters, based on agreed-upon procedures, in connection with any Fund reorganization.

Pre-approval for a non-audit service provided to a Fund is not required if: (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5% of the total amount of revenues paid by the Fund to the Auditors during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and are approved by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee prior to the completion of the audit (the “De Minimus Exceptions”).

The Committee shall also pre-approve any non-audit services proposed to be provided by the Auditors to (i) a Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the Auditors' engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Fund. The De Minimus Exceptions applies to pre-approvals under this paragraph as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the Auditors by the Fund and any other entity that has its services approved under this paragraph (i.e., the investment adviser or any control person).

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) 100%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2017 and $0 for 2016 .

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Firsthand Funds

By (Signature and Title)*	/s/ Kevin Landis
Kevin M. Landis, President and Secretary

Date	February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Landis
Kevin M. Landis, President and Secretary

Date	February 28, 2018

By (Signature and Title)*	/s/ Omar Billawala
Omar Billawala, Treasurer

Date	February 28, 2018

*	Print the name and title of each signing officer under his or her signature.